Exhibit 99.1

NEWS RELEASE NASDAQ:EU TSXV:EU December 1, 2025 ww.encoreuranium.com

enCore Energy Appoints Wayne Heili to the Board of Directors; Announces the Retirement of Dr. Dennis Stover

December 1, 2025 – Dallas, Texas – enCore Energy Corp. (NASDAQ:EU) (TSXV:EU) (the “Company” or “enCore”), America’s Clean Energy Company™, announced today the appointment of Mr. Wayne Heili to the Company’s Board of Directors effective immediately. In addition, Dr. Dennis Stover has announced his retirement from the Board effective December 31, 2025. Following his retirement from the Board, Dr. Stover will continue to actively support the Company as Chair of the Technical Advisory Committee.

“On behalf of the Board of Directors, I am pleased to welcome Wayne to the enCore team. His wealth of knowledge will be a valued input that will help shape our future and strengthen the Company’s position as a leader in the uranium industry,” said William M. Sheriff, Executive Chairman. “Dr. Dennis Stover’s five-decade career has helped shape the industry, advancing safe and sustainable fuel solutions. His leadership, vision, and dedication have been instrumental in advancing enCore. As he steps into retirement from the Board, we celebrate all he has accomplished and look forward to his continued support as he leads the newly constituted Technical Advisory Committee. His continuing legacy will influence and shape the uranium extraction industry and the future of clean energy for many years to come.”

Mr. Wayne Heili, Director

Mr. Heili is a metallurgical engineer specializing in uranium recovery throughout his 35+ year professional career. Starting out in South Texas and later moving to Wyoming, Mr. Heili has held technical, managerial and senior executive roles in both major corporate and junior development uranium production companies. He served as Vice President of Mining and later as Chief Executive Officer of Ur-Energy Inc. as it advanced projects from conception to production. Mr. Heili most recently served as the Chief Executive Officer of Peninsula Energy Limited as it successfully overcame a number of challenges in bringing the Lance Project in Wyoming to production status in 2025.

In a corporate capacity, Mr. Heili has successfully led teams charged with new project development, regulatory affairs, uranium marketing and investor relations campaigns. He served as an Executive Director of both Ur-Energy Inc. and Peninsula Energy Limited as well as holding Board of Directors position with the Uranium Producers of America, the Wyoming Mining Association and numerous community non-profit organizations.

On December 1, 2025, in connection with his appointment to the Board, Mr. Heili was granted an equity award under the Company’s 2024 Long-Term Incentive Plan, consisting of 25,000 restricted stock units that vest ratably over a two-year period and 100,000 stock options at an exercise price of US$2.73 vesting over a 24-month period, with 25% of the stock options vesting six months following the grant date, and an additional 25% vesting every six months thereafter. The stock options expire five years from the date of grant.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for nuclear energy as the only United States uranium company with multiple Central Processing Plants in operation. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of ISR uranium operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Following upon enCore’s demonstrated success in South Texas, future projects in enCore’s planned project pipeline include the Dewey Burdock Project in South Dakota and the Gas Hills Project in Wyoming. The Company holds other assets including non-core assets and proprietary databases. enCore is committed to working with local communities and indigenous governments to create positive impact from corporate developments.

Contact:

William M. Sheriff

Executive Chairman & Chief Investment Officer

972.333.2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements:

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by such words as “will”, “expects”, “plans”, “believes”, “intends”, “estimates”, “projects”, “continue”, “potential”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken.

Forward-looking statements and information that are not statements of historical fact include, but are not limited to, and any statements regarding future expectations, beliefs, goals or prospects, including Dr. Stover’s continued support to the Company, the Company’s plans to strengthen its position in the uranium extraction industry and the creation of long-term value for its shareholders. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward-looking statement. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-

looking statements, including, without limitation, exploration and development risks, changes in commodity prices, access to skilled personnel, the results of exploration and development activities; extraction risks; uninsured risks; regulatory risks; defects in title; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; increased competition; assumptions regarding market trends and the expected demand and desires for the Company’s products and proposed products; reliance on industry equipment manufacturers, suppliers and others; the failure to adequately protect intellectual property; the failure to adequately manage future growth; adverse market conditions, the failure to satisfy ongoing regulatory requirements and factors relating to forward looking statements listed above which include risks as disclosed in the Company’s filings on SEDAR+ and with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, management discussion and analysis and annual information form. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the respective securities commissions which are available online at www.sec.gov and www.sedarplus.ca.

Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.